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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 19, 1997



                                   AT&T CORP.


A New York                       Commission File                 I.R.S. Employer
Corporation                        No. 1-1105                    No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                        Telephone Number: (212) 387-5400



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Form 8-K                                                              AT&T Corp.
June 19, 1997



Item 5.  Other Events.

See Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit 99.  AT&T Corp. Press Release issued June 19, 1997.



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Form 8-K                                                              AT&T Corp.
June 19, 1997




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T CORP.




                                   /s/  Marilyn J. Wasser
                                   ----------------------------
                                   by:  Marilyn J. Wasser
                                        Vice President and Secretary





June 19, 1997


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                                  EXHIBIT INDEX




Exhibit
Number

     99          AT&T Corp. Press Release issued June 19, 1997.